UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (or Date of Earliest Event Reported): April 21, 2004

                             MIDSOUTH BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           Louisiana                     1-11826                  72-1020809
  (State or jurisdiction of            (Commission              (IRS Employer
incorporation or organization)         File Number)          Identification No.)

              102 Versailles Boulevard, Lafayette, Louisiana         70502
               (Address of principal executive offices)            (Zipcode)

                                 (337) 237-8343
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On April 21, 2004, MidSouth Bancorp, Inc. (the "Company") issued a press release regarding the Company's earnings for the quarter ended March 31, 2004. The Company's earnings press release, including financial highlights, is attached as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

Dated: April 21, 2004

                                            MIDSOUTH BANCORP, INC.

                                            By: /s/ C. R. Cloutier
                                            ----------------------
                                            President & CEO

                                  EXHIBIT INDEX

Exhibit No.                            Description
-----------                            -----------

99.1 Press Release dated April 21, 2004 announcing earnings for the first quarter of 2004.